Business	12 Months Ended
Jun. 30, 2015
Business
Business

NOTE 1 - Business

Rocky Mountain High Brands, Inc. (“RMHB” or the “Company”) was incorporated under the laws of the State of Nevada. On July 17, 2014, the Company changed its name from Republic of Texas Brands Incorporated to Totally Hemp Crazy, Inc and on October 23, 2015, the Company changed its name to Rocky Mountain High Brands, Inc.

RMHB has developed and is currently selling in the marketplace a lineup of five “hemp-infused” beverages through its nationwide distributor network and online.  The Company is launching a hemp-infused Energy Bar, Protein Bar and Chia Crisp Bar.

On December 16, 2013, the Company filed a petition under Chapter 11 of the Bankruptcy Code in the United Stated Bankruptcy Court for the Northern District of Texas (the “Court”). On July 11, 2014, the Court entered an order confirming the Company’s Amended Plan of Reorganization.